UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported June 3, 2009): June 9, 2009

THE COLONIAL BANCGROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13508	63-0661573
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Colonial Bank Blvd.

Montgomery, Alabama 36117

(Address of principal executive offices)

(334) 676-5000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 3, 2009, Colonial Bank (the “Bank”), a wholly owned subsidiary of The Colonial BancGroup, Inc. (“BancGroup”), entered into a Stipulation and Consent agreeing to the issuance of an Order to Cease and Desist (the “Order”) with the Federal Deposit Insurance Corporation (the “FDIC”) and the Alabama State Banking Department (the “Department”).

Among other things, the Order requires the Bank to:

•

Present a written capital plan to the FDIC and the Department within 60 days of the Order by which the Bank would achieve a Tier I Leverage Capital Ratio of not less than 8 percent and a Total Risk-Based Capital Ratio of not less than 12 percent by September 30, 2009. The capital plan must include a contingency plan in the event that the Bank has not adequately complied with the capital requirements. The contingency plan must include provisions for the sale or merger of the Bank;

•

Formulate and implement a plan to reduce the Bank’s risk exposure in classified assets and to reduce assets classified “substandard” in relation to Tier I Capital plus the allowance for loan losses to not more than 100 percent by December 31, 2009, to not more than 75 percent by June 30, 2010, to not more than 50 percent by December 31, 2010 and to continue to reduce the volume of such assets after that date;

•	Have and retain qualified management of the Bank, and assess management and staffing needs, qualifications and performance;

•	Assure the on-going participation of the Bank’s Board of Directors in the affairs of the Bank;

•	Analyze and reduce credit concentrations;

•	Revise the Bank’s policy for determining the allowance for loan losses and the Bank’s Board of Directors shall review the adequacy of such allowance at least once each calendar quarter;

•	Develop and implement a plan to correct deficiencies in “special mention” assets;

•	Cease to extend additional credit to any borrower who has a loan or extension of credit with the Bank that is classified and exceeds a certain amount;

•	Adopt and implement a plan regarding the Bank’s liquidity, contingent funding and asset liability management and annually revise the plan as necessary;

•	Not pay cash dividends without the prior written consent of the FDIC and the Department;

•

Neither renew, roll-over nor increase the amount of brokered deposits above the amount outstanding at the date of the Order without obtaining a waiver from the FDIC. Adopt and implement a written plan for reducing the Bank’s reliance on brokered deposits;

•	Develop and implement a written strategic plan consistent with sound banking practices to improve the Bank’s operating performance; and

•

Within 30 days of the Order, appoint a committee of the Board of Directors that is responsible for ensuring compliance with the Order and provide progress reports to the FDIC and the Department on the Bank’s compliance with the Order.

The Bank is required to submit written progress reports on a quarterly basis with the FDIC and the Department. A copy of the Order is included as Exhibit 10.1 and is incorporated herein by reference. The description of the Order set forth above does not purport to be complete and is qualified by reference to the full text of the Order.

Item 7.01 Regulation FD Disclosure.

On June 9, 2009, BancGroup issued a press release announcing the signing of an order with the FDIC and State of Alabama. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are being furnished herewith:

Exhibit No.	Exhibit

10.1	Stipulation and Consent dated June 3, 2009 between Colonial Bank and the Federal Deposit Insurance Corporation and the Alabama State Banking Department and related Order to Cease and Desist.

99.1	Press release announcing the signing of an order with the FDIC and State of Alabama.

This report and the information incorporated by reference contain “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes”, “estimates”, “plans”, “expects”, “should”, “may”, “might”, “could”, “outlook”, “potential”, “would”, “anticipates”, the negative of these terms and similar expressions as they relate to BancGroup (including its subsidiaries and its management), are intended to identify forward-looking statements. The forward-looking statements in this report are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements.

In addition to factors mentioned elsewhere in this report or previously disclosed in BancGroup’s Securities and Exchange Commission (the “SEC”) reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements, and future results could differ materially from historical performance. These factors are not exclusive:

•	losses in our loan portfolio are greater than estimated or expected;

•

an inability to raise additional capital on terms and conditions that are satisfactory, including the failure to close on Colonial’s pending agreement with investors led by Taylor, Bean & Whitaker Mortgage Corp. (“TBW”);

•	regulatory conditions or requirements could be imposed upon either Colonial or TBW that could make consummation of the transaction between Colonial and TBW impracticable;

•	failure to receive final approval and actual funding from the U.S. Treasury Department’s Capital Purchase Program;

•	failure to comply with the recent regulatory order and additional regulatory measures that could be imposed as a result;

•	the impact of current economic conditions and the results of our operations on our ability to borrow additional funds to meet our liquidity needs;

•

economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable or take longer to recover than expected;

•	changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied, projected returns on investments and fair values of assets;

•	continued or sustained deterioration of market and economic conditions or business performance could increase the likelihood that we would have an additional goodwill impairment charge;

•	deposit attrition, customer loss or revenue loss in the ordinary course of business;

•	increases in competitive pressure in the banking industry and from non-banks;

•	costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;

•	the inability of BancGroup to realize elements of its strategic and operating plans for 2009 and beyond including a reduction of assets in order to improve capital ratios;

•	the anticipated savings and revenue enhancements from the Colonial 1st program may not be achieved in their entirety or accomplished within our expected time frame;

•	natural disasters in BancGroup’s primary market areas result in prolonged business disruption or materially impair the value of collateral securing loans;

•	management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;

•	the impact of recent and future federal and state regulatory changes;

•	current and future litigation, regulatory investigations, proceeding, inquiries or directives;

•	strategies to manage interest rate risk may yield results other than those anticipated;

•	changes which may occur in the regulatory environment;

•	a significant rate of inflation (deflation);

•	unanticipated litigation or claims;

•	changes in the securities markets;

•	acts of terrorism or war; and

•

details of the recently enacted Emergency Economic Stabilization Act of 2008, the American Recovery and Reinvestment Act of 2009, the Homeowner Affordability and Stability Plan and various announced and unannounced programs implemented by the U.S. Treasury Department and bank regulators to address capital and liquidity concerns in the banking system, are still being finalized and may have a significant effect on the financial services industry and BancGroup.

Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COLONIAL BANCGROUP, INC

By:	/s/ SARAH H. MOORE
Sarah H. Moore Senior Executive Vice President and Chief Financial Officer

Date: June 9, 2009